Date Landstar System, Inc. Earnings Conference Call 3Q 2025 Exhibit 99.2

Forward-Looking Statements Disclaimer The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2024 fiscal year and Form 10-Q for the 2025 first quarter, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 3Q 2025

In this slide presentation, the Company provides the following information that may be deemed non-GAAP financial measures: (i) adjusted operating income, (ii) adjusted basic and diluted earnings per share (“Adjusted Earnings per Share” or “Adjusted EPS”), (iii) variable contribution, (iv) variable contribution margin, (v) adjusted operating income as a percentage of gross profit, (vi) operating income as a percentage of variable contribution, and (vii) adjusted operating income as a percentage of variable contribution. Management believes adjusted operating income and Adjusted EPS are useful measures of the profitability of the Company’s business given the non-cash, non-recurring nature of three discrete impairment charges (the “Non-Cash Impairment Charges”) included in the Company’s 2025 third quarter results and previously described in a Current Report on Form 8-K filed with the SEC on August 13, 2025. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution and adjusted operating income as a percentage of variable contribution are useful measures as: (i) variable costs of revenue for a significant portion of the Company’s business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers. Management believes adjusted operating income as a percentage of gross profit is a useful measure for purposes of comparison given the non-cash, non-recurring nature of the Non-Cash Impairment Charges. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as reconciliations of (i) operating income to adjusted operating income, (ii) basic and diluted earnings per share (“Earnings per Share”) to Adjusted EPS, (iii) gross profit to variable contribution and (iv) gross profit margin to variable contribution margin for the 2025 and 2024 third quarters and year-to-date periods are included in this slide presentation within the Appendix. Non-GAAP Financial Measures 3Q 2025

Frank Lonegro Chief Executive Officer 3Q 2025 Executive Summary

Slide header CEO Perspective R E S U L T S Dollars in Millions (except per share amounts) H I G H L I G H T S 3Q revenue performance Strong performance in our services hauled by unsided/platform equipment Truck capacity 3Q BCO truck count grew sequentially; best performance since 1Q 2022 Strong balance sheet Continuing to return meaningful capital to stockholders Investing through the cycle Supporting our network of entrepreneurs with continued investment in trailing equipment and technology Metric 3Q 2025 3Q 2024 Chg. Revenue $ 1,205.4 $ 1,213.9 (0.7%) Operating Income $ 26.3 $ 63.1 (58.3%) Adjusted Operating Income (1) $ 56.4 $ 63.1 (10.6%) Earnings per Share $ 0.56 $ 1.41 (60.3%) Adjusted Earnings per Share (1) $ 1.22 $ 1.41 (13.5%) Excludes the impact of the Non-Cash Impairment Charges in the 2025 third quarter. See Appendix for reconciliations to the applicable closest GAAP measure.

Slide header $1.09B Truck Revenue 485K Truck Loadings $2,245 Truck Revenue per Load 485 Million $ Agents* 8,618 BCO Trucks 67,465 Carriers 17,400+ Trailers 0.60 DOT Accidents per Million Miles** * Based on 2024 fiscal year ** Based on 3Q 2025 YTD; See definition of DOT Accidents within the Appendix 3Q R E S U L T S L A N D S T A R N E T W O R K Agents ~1,000 Customers 23,000+ Capacity 75,000+ Employees ~1,400 Landstar Network and 3Q Truckload Operating Results

Slide header Active refers to truck brokerage carriers who hauled freight for Landstar in the 180-day period immediately preceding the period end. Note: Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and not included in either revenue or the cost of purchased transportation, were $169.5 million and $197.1 million in the 2025 and 2024 year-to-date periods, respectively, and $58.8 million and $ 61.2 million in the 2025 and 2024 third quarters, respectively. A V A I L A B L E T R U C K C A P A C I T Y P R O V I D E R S Type of Capacity Sep 27, 2025 Jun 28, 2025 Dec 28, 2024 Sep 28, 2024 BCO Independent Contractors 7,827 7, 844 8,082 8,266 Truck Brokerage Carriers Approved and Active (1) 40,004 41,842 43,718 44,828 Other Approved 27,461 27,672 26,527 25, 714 Total Truck Brokerage Carriers 67,465 69,514 70,245 70,542 Total Available Truck Capacity Providers 75,292 77,358 78,327 78,808 Trucks Provided by BCO Independent Contractors 8,618 8,611 8,843 9,027 Truck Capacity All information is provided as of the end of the applicable period

Jim Todd Chief Financial Officer 3Q 2025 Financial Results

Slide header Revenue Source Rate (1) Vol. (2) Chg. Truck (0.0%) (0.1%) (0.1%) Rail Intermodal (0.6%) 13.5% 12.8% Ocean/Air 7.6% (12.0%)) (5.3%) Insurance Premiums N/A N/A (6.0%) Total Revenue — — (0.7%) R E S U L T S V A R I A N C E Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Revenue Dollars in Millions

Slide header Revenue Share Y-O-Y Change 3Q 2025 3Q 2024 Market Segment in Revenue 27.4 28.4 Consumer Durables (4) 15.3 13.8 Machinery 10 9.0 9.8 Building Products (8) 9.0 9.5 Automotive (6) 8.4 6.6 Electrical 26 6.9 7.1 AA&E, Hazmat (3) 4.8 5.0 Metals (5) 2.9 2.5 Energy 18 1.6 1.9 Substitute Line Haul (19) 14.7 15.4 Other (5) Transportation logistics revenue down 1% Y-O-Y Revenue Variances by Industry Served with Revenue Share Indicated Amounts in Percent

Slide header Gross Profit Variable Contribution Amounts in % 3Q 2024 14.1 Revenue – Variable (0.2) Revenue – Fixed (3) 0.1 Change in Mix/Other 0.1 2025 14.1 C H A N G E I N V C M A R G I N Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. Gross profit margin equals gross profit divided by revenue. Variable contribution (VC) equals revenue less the cost of purchased transportation and commissions to agents. Variable contribution margin equals VC divided by revenue. Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 43% and 42% of revenue in the 2025 and 2024 third quarters, respectively. R E S U L T S 9.2% 9.3% 14.1% 14.1% Gross Profit (1) and Variable Contribution (2) with Associated Margins Dollars in Millions

Slide header Operating Income Percentage of Gross Profit Variable Contribution C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Operating Income and Adjusted Operating Income (1) as a Percentage of Gross Profit and Variable Contribution Dollars in Millions Amounts in % 3Q 2024 36.8) Non-Cash Impairment Charges (17.7) SG&A (3.5) Insurance and claims (2.0) Other operating costs (0.3) Depreciation 2.2 2025 15.5 Plus: Non-Cash Impairment Charges 17.7 2025 (as adjusted) 33.1 3Q 2025 GAAP operating income and related percentages 3Q 2025 adjusted operating income and related percentages 3Q 2024 GAAP operating income and related percentages Adjusted operating income equals operating income plus impairment of intangible and other assets.

Slide header Return Type Sep 27, 2025 (4) Sep 28, 2024 Equity 15% 21% Invested Capital 13% 19% Assets 8% 12% N E T C A S H (1) with Debt to Capital (2) as of date indicated S O U R C E S / U S E S O F C A S H Year-to-date as of date indicated Cash Flow Type 3Q 2025 3Q 2024 Cash flow from operations $ 152.2 $ 225.4 Capital expenditures $ 7.7 $ 24.3 Free cash flow (3) $ 144.5 $ 201.2 Share repurchases $ 143.2 $ 78.7 Dividends paid $ 111.1 $ 107.8 R E T U R N S Trailing 12 months as of date indicated Net cash is defined as cash and cash equivalents of $375.2 million plus short term investments of $59.2 million less outstanding debt of $77.1 million as of September 27, 2025. As of September 28, 2024, net cash was cash and cash equivalents of $468.8 million plus short term investments of $62.5 million less outstanding debt of $72.5 million. Capital is defined as total debt plus total shareholders’ equity. Free cash flow is defined as cash flow from operations less cash capital expenditures. Excluding the impact of the non-cash non-recurring impairment charges, return on equity, invested capital and assets for the trailing 12 months ended September 27, 2025 would have been 17%, 15% and 9%, respectively. 8% 7% Key Balance Sheet and Cash Flow Statistics Dollars in Millions

Frank Lonegro Chief Executive Officer 3Q 2025 Closing Remarks

Slide header Current Market Update and Historical Trends Ü Current Market Update - October business activity: – Truck Loads: October approximately 3% below October 2024 – Modestly below typical September to October month-to-month historical trends – Truck Revenue per Load: October approximately equal to October 2024 – Slightly below typical September to October month-to-month historical trends Historical Trends - Pre-pandemic historical seasonality patterns would normally yield: – Truck Revenue: Slight increase from 3Q to 4Q – Truck Loads: Slight increase 3Q to 4Q – Truck Revenue per Load: Slight increase 3Q to 4Q

3Q 2025 Appendix

Slide header Revenue Breakdown by Service Type P E R C E N T A G E O F R E V E N U E 3Q 2 0 2 5 by Service Type LTL — 2% T R U C K L O A D Van — 48%, Unsided/Platform — 32% OTHER TRUCK — 8% T R U C K T R A N S P O R T A T I O N RAIL INTERMODAL — 2% OCEAN / AIR CARGO — 6% CHANGE IN SHARE SINCE 3Q 2024 Van Equipment Unsided/ Platform Equipment LTL Other Truck Transportation Rail Intermodal Ocean/ Air cargo All Other 50% Ü 48% 30% Ü 32% 2% Ü 2% 8% Ü 8% 2% Ü 2% 6% Ü 6% 2% Ü 2% ALL OTHER — 2%

Slide header Truckload Loadings and Revenue per Truckload Trends U N S I D E D / P L A T F O R M V A N NUMBER OF LOADS REVENUE PER LOAD NUMBER OF LOADS REVENUE PER LOAD

Slide header Revenue – Year-to-Date Dollars in Millions Revenue Source Rate (1) Vol. (2) Chg. Truck 0.7% (0.9%) (0.2%) Rail Intermodal (6.6%) 2.5% (4.2%) Ocean/Air 0.3% (6.7%)) (6.5%) Insurance Premiums N/A N/A (8.2%) Total Revenue — — (1.1%) R E S U L T S V A R I A N C E Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled.

Slide header Gross Profit and Variable Contribution – Year-to-Date with Associated Margins Dollars in Millions Gross Profit Variable Contribution Amounts in % 3Q YTD 2024 14.3 Revenue – Fixed (1) 0.0 Revenue – Variable (0.1) Change in Mix/Other (0.1) 2025 14.1 C H A N G E I N V C M A R G I N Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 43% of revenue in both the 2025 and 2024 year-to-date periods. R E S U L T S 8.9% 9.6% 14.1% 14.3%

Slide header Operating Income – Year-to-Date as a Percentage of Gross Profit and Variable Contribution Dollars in Millions Operating Income Percentage of Gross Profit Variable Contribution C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Amounts in % 3Q YTD 2024 37.1) Impairment (6.0) Insurance and claims (4.3) SG&A (3.1) Other operating costs (0.8) Depreciation and amortization 1.4 2025 24.3)

Slide header Adjusted Operating Income – Year-to-Date as a Percentage of Gross Profit and Variable Contribution Dollars in Millions Adjusted Operating Income Percentage of Gross Profit Variable Contribution C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Amounts in % 3Q YTD 2024 37.1) Insurance and claims (4.3) SG&A (3.1) Other operating costs (0.8) Depreciation and amortization 1.4 2025 30.3)

Slide header Reconciliation of Gross Profit to Variable Contribution Dollars in Thousands Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $3,569,291 $3,609,915 $1,205,406 $1,213,867 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 2,775,761 2,799,384 ,936,472 ,943,805 Commissions to agents ,291,529 ,295,801 98,693 98,703 Variable costs of revenue 3,067,290 3,095,185 1,035,165 1,042,508 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 20,829 20,764 6,985 6,930 Information technology costs (1) 10,928 18,115 3,319 6,129 Insurance-related costs (2) ,104,622 85,122 33,305 30,463 Income Taxes #REF! #REF! #REF! Other operating costs 46,996 44,138 15,572 15,144 Other costs of revenue ,183,375 ,168,139 59,181 58,666 Total costs of revenue 3,250,665 3,263,324 1,094,346 1,101,174 Gross profit $,318,626 $,346,591 $,111,060 $,112,693 Gross profit margin 8.9% 9.6% 9.2% 9.3% Plus: other costs of revenue ,183,375 ,168,139 59,181 58,666 Variable contribution $,502,001 $,514,730 $,170,241 $,171,359 Variable contribution margin 0.14099999999999999 0.14330722923747771 0.14099999999999999 0.14099999999999999 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $3,569,291 $3,609,915 $1,205,406 $1,213,867 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 2,775,761 2,799,384 ,936,472 ,943,805 Commissions to agents ,291,529 ,295,801 98,693 98,703 Variable costs of revenue 3,067,290 3,095,185 1,035,165 1,042,508 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 20,829 20,764 6,985 6,930 Information technology costs (1) 10,928 18,115 3,319 6,129 Insurance-related costs (2) ,104,622 85,122 33,305 30,463 Income Taxes #REF! #REF! #REF! Other operating costs 46,996 44,138 15,572 15,144 Other costs of revenue ,183,375 ,168,139 59,181 58,666 Total costs of revenue 3,250,665 3,263,324 1,094,346 1,101,174 Gross profit $,318,626 $,346,591 $,111,060 $,112,693 Gross profit margin 8.9% 9.6% 9.2% 9.3% Plus: other costs of revenue ,183,375 ,168,139 59,181 58,666 Variable contribution $,502,001 $,514,730 $,170,241 $,171,359 Variable contribution margin 0.14099999999999999 0.14330722923747771 0.14099999999999999 0.14099999999999999 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income.

Slide header Reconciliations of GAAP Operating Income to Adjusted Operating Income and GAAP EPS to Adjusted EPS Dollars in Thousands (except per share amounts) Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 GAAP operating income $,122,025 $,191,136 $26,326 $63,116 Plus: Impairment of intangible and other assets 30,104 0 30,104 0 Adjusted operating income $,152,129 $,191,136 $56,430 $63,116 Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 GAAP basic and diluted earnings per share $2.61 $4.21 $0.56000000000000005 $1.41 Plus: Impairment of intangible and other assets, net of tax, per basic and diluted share 0.66 0 0.66 0 Adjusted basic and diluted earnings per share $3.27 $4.21 $1.2200000000000002 $1.41 Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 GAAP operating income $,122,025 $,191,136 $26,326 $63,116 Plus: Impairment of intangible and other assets 30,104 0 30,104 0 Adjusted operating income $,152,129 $,191,136 $56,430 $63,116 Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 27, Sep 28, Sep 27, Sep 28, 2025 2024 2025 2024 GAAP basic and diluted earnings per share $2.61 $4.21 $0.56000000000000005 $1.41 Plus: Impairment of intangible and other assets, net of tax, per basic and diluted share 0.66 0 0.66 0 Adjusted basic and diluted earnings per share $3.27 $4.21 $1.2200000000000002 $1.41

Slide header Free Cash Flow with Stock Purchases and Dividends Dollars and Shares in Millions 5 – Y E A R S U M M A R Y Cash Flow Item 2020 2021 2022 2023 2024 Cash flow from operations $ 211 $ 277 $ 623 $ 394 $ 287 Cash capital expenditures(1) $ 34 $ 24 $ 26 $ 26 $ 31 Free cash flow $ 177 $ 253 $ 597 $ 368 $ 256 Share repurchases $ 116 $ 123 $ 286 $ 54 $ 81 Dividends paid $ 110 $ 112 $ 116 $ 117 $ 120 Common share count(2) 38.4 37.7 35.9 35.7 35.3 Cash capital expenditures includes purchases of operating property and, for fiscal year 2020, consideration paid for acquisition of a business. Common share count as of the end of the applicable period.

Slide header DOT Accident (1) Frequency per Million Miles Traveled by BCOs 5 – Y E A R S U M M A R Y A “DOT Accident” is defined, consistent with U.S. 49 CFR 390.5T, as an occurrence involving a commercial motor vehicle operating on a highway in interstate or intrastate commerce that results in a fatality, a bodily injury to a person who, as a result of the injury, immediately receives medical treatment away from the scene of the accident, or one or more motor vehicles incurring disabling damage as a result of the accident, requiring the motor vehicle(s) to be transported away from the scene by a tow truck or by other motor vehicle, but does not include an occurrence involving only boarding and alighting from a stationary motor vehicle or an occurrence involving only the loading or unloading of cargo.

Date Landstar System, Inc. Earnings Conference Call 3Q 2025